[GRAPHIC OMITTED]

Welcome to the

Nelnet, Inc.

2004 annual shareholders meeting

                                                                          [LOGO]

                                                                          [LOGO]

[GRAPHIC OMITTED] Safe harbor statement

      We would like to remind you that there will be forward looking statements made during the presentation. The forward looking statements may differ materially from actual results and are subject to certain risks and uncertainties. The company does not intend to update any forward looking statements made during today's presentation.

                                                                          [LOGO]

[GRAPHIC OMITTED] Agenda

      o     Call to order

      o     Announcements and introductions

      o     Notice and presence of quorum

      o     Election of Directors

      o     Ratification and appointment of auditors

      o     Remarks by Vice Chairman and Co-CEO

      o     Remarks by Chairman and Co-CEO

      o     Remarks by the CFO

      o     Results of balloting

      o     Questions and answers

      o     Adjournment

[GRAPHIC OMITTED]

Our story
Remarks by Vice Chairman and Co-CEO
Steve Butterfield

                                                                          [LOGO]

                                                                          [LOGO]

[GRAPHIC OMITTED] At our core...

      Vision and values

      Vision

            o     Making educational dreams possible.

      Core values

            o     Customers are number one.
            o We will create an environment in which employees can succeed and are treated with dignity and respect.
            o Truth, honesty, integrity, and clear, open communication are fundamental to our success.
            o Our goal is to create a diversified educational services company that preserves intellectual capital.
            o We believe in conservative and transparent accounting policies.
            o     We will not lose sight of our fundamental value.

      Mission

            o Nelnet, a diversified educational services company, will consistently deliver premier solutions and quality services. Schools and their students are our primary focus.

                                                                          [LOGO]

[GRAPHIC OMITTED] At our core...

    Backed by a powerful business strategy and unique competitive strengths

-----------------       --------------------------------------------------------
                        We offer a full range of services to manage the student
VERTICAL                loan life cycle and provide school financial aid offices
INTEGRATION       --->  and students with a comprehensive, full-service student lending package, student loan and guarantee servicing,
                        and loan servicing software.
-----------------       --------------------------------------------------------

-----------------       --------------------------------------------------------
                        We have established a high quality loan portfolio
LONG TERM         --->  through our concentration on FFELP loans and remain
FOCUS                   strategically focused on long term return rather than
                        short term gains.
-----------------       --------------------------------------------------------

-----------------       --------------------------------------------------------
                        We are run by a management team with significant
EXPERIENCED       --->  operating and acquisition experience. We also have 26 years in the market as a national student loan servicer.
-----------------       --------------------------------------------------------

-----------------       --------------------------------------------------------
                        We enjoy strong relationships with student loan market
CO-BRANDED        --->  constituents and have leveraged recognized and respected
STRATEGY                brand names in regional markets to support loan
                        origination volume.
-----------------       --------------------------------------------------------

-----------------       --------------------------------------------------------
                        We have built a leading, cost-competitive servicing
SUPERIOR                platform with a focus on asset protection. Our
TECHNOLOGY        --->  comprehensive suite of software products enables us to carry our brand and partners forward to the key
                        constituents of the student loan market.
-----------------       --------------------------------------------------------

-----------------       --------------------------------------------------------
INDUSTRY                We are a focused industry leader with a vertically
LEADER            --->  integrated platform for originating, holding, and
                        servicing student loans.
-----------------       --------------------------------------------------------

                                                                          [LOGO]

[GRAPHIC OMITTED] Rapid industry growth

                     Higher education enrollment (millions)

                                [GRAPH OMITTED]

                                 '00     15.3
                                 '01     15.4
                                 '02     15.6
                                 '03E    15.8
                                 '04E    15.9
                                 '05E    16.1
                                 '06E    16.3
                                 '07E    16.5
                                 '08E    16.7
                                 '09E    17.0

                       Annual cost of education(1) ($000)

                                [GRAPH OMITTED]

                                 '93    $10.4
                                 '94    $11.0
                                 '95    $11.7
                                 '96    $12.2
                                 '97    $13.0
                                 '98    $13.8
                                 '99    $14.7
                                 '00    $15.5
                                 '01    $16.2
                                 '02    $17.3
                                 '03    $18.3

Source: ED, National Center for Education Statistics
(1) Annual average tuition at private, four-year institutions using constant 2002 dollars

                                                                          [LOGO]

[GRAPHIC OMITTED] Rapid industry growth

      Education costs are projected to increase at double the rate of inflation. State budget cuts have put more pressure on schools to increase tuition.

                        Average student loan balance ($)

                                [GRAPH OMITTED]

                                 '97    $ 8500
                                 '02    $16250
                                 '07E   $26000

                Student loan origination volume ($ in billions)

                                [GRAPH OMITTED]

                                   FFELP & FDLP
                            '00    $ 37.37448705
                            '01    $  39.7080803
                            '02    $ 45.41659436
                            '03E   $ 49.96398274
                            '04E   $ 53.68997169
                            '05E   $ 56.81499995
                            '06E   $ 60.16664914
                            '07E   $ 63.76566971
                            '08E   $ 67.63529208
                            '09E   $ 71.80161655

Source: ED, Octameron Associates

                                                                          [LOGO]

[GRAPHIC OMITTED] Reauthorization of the Higher Education Act

      o     Expected 2005 completion

      o     Proposed legislation: College Access and Opportunities Act

[GRAPHIC OMITTED]

The Nelnet difference
Remarks by Chairman and Co-CEO
Mike Dunlap

                                                                          [LOGO]

                                                                          [LOGO]

[GRAPHIC OMITTED] The Nelnet difference

A culture devoted to
making educational
dreams possible...

                            customer-centric focus
                                   [LOGO]
                                /           \
                               /             \
                                Asset quality
                             /                 \
                             -------------------
                           /                     \
                           Open system philosophy
                         /                         \
                         ---------------------------
                       /                             \
                          Long-term strategic focus
                     /                                 \
                     -----------------------------------
                   /                                     \
                             Vertical integration
                 /                                         \
                 -------------------------------------------

                                                                          [LOGO]

[GRAPHIC OMITTED] The Nelnet difference

      We begin with a high quality, diversified revenue stream internally

                                                       [LOGO]
                                                       neltnet
                                                          |
                                                          |
          ------------------------------------------------------------------------------------------------
          |                               |                               |                               |
          |                               |                               |                               |
---------------------           --------------------            ----------------------          ---------------------
  Loan Originations                 Loan Servicing                Servicing Software                  Guarantee
   & Acquisitions                                                                                     Servicing
---------------------           --------------------            ----------------------          ---------------------

o $2.8 billion annual           o Almost $19 billion            o $50 billion serviced          o Provides servicing
  originations                    serviced                        using our software              support and
                                                                                                  software to
o $11.2 billion in              o Over 1.7 million                                                guaranty agencies
  student loans                   borrowers
                                                                                                o Over $20 billion in
                                                                                                  loan guarantees
                                                                                                  serviced

--------------------------------------------------------------------------------
                              40% fee based revenue
--------------------------------------------------------------------------------

                                                                          [LOGO]

[GRAPHIC OMITTED] The Nelnet difference

                  Paired with key external strategic partners

================================================================================
                                     Schools

                ------------------------------------------------
                400 schools in 2003 -------> 500 schools in 2004
                ------------------------------------------------
================================================================================

================================================================================
                                Branding Partners

              Regional banks for whom Nelnet markets student loans
================================================================================

================================================================================
                              Forward Flow Partners

 Regional and national banks, who market their own student loans, but originate and service on Nelnet's platform, and commit to sell this volume to Nelnet
================================================================================

================================================================================
                                Servicing Clients

    Third parties, consisting of major student loan players, including major for-profit companies and not-for-profit state agencies
================================================================================

                                                                          [LOGO]

[GRAPHIC OMITTED] The Nelnet difference

      And solidified by geographic breadth to expand our national footprint

      [MAP OMITTED]

      *     Corporate locations

      *     Loan servicing centers

      Loan servicing centers

            Denver, Colorado
            Claims / appeals / recalls / cures
            Transfers / acquisitions / repurchases
            Secondary customer contact center

            Jacksonville, Florida
            Remittance processing
            Portfolio reconciliation / 799 reporting
            Secondary customer contact center

            Indianapolis, Indiana
            Primary customer contact center
            Loan consolidation
            College planning center

            Lincoln, Nebraska
            Processing
            Skip tracing
            Loan consolidation

[GRAPHIC OMITTED]

The result

                                                                          [LOGO]

                                                                          [LOGO]

[GRAPHIC OMITTED] The result

                                [GRAPH OMITTED]

                                      2001

Nelnet brands & consolidation                                               $0.3
Branding & forward flow partners                                            $1.0
Spot acquisitions                                                           $0.1
Total                                                                       $1.4

                                [GRAPH OMITTED]

                                      2002

Nelnet brands & consolidation                                               $0.5
Branding & forward flow partners                                            $1.1
Spot acquisitions                                                           $0.5
Total                                                                       $2.1

                                [GRAPH OMITTED]

                                     2003*

Nelnet brands & consolidation                                               $0.3
Branding & forward flow partners                                            $1.4
Spot acquisitions                                                           $1.4
                                                                            $3.1

Note: Direct channel excludes consolidation of existing assets. Information presented for 2002 and prior has been adjusted for estimated consolidations of our existing portfolio.

                                                                          [LOGO]

[GRAPHIC OMITTED] The result

      We are in a unique position as one of only two vertically integrated participants in the education finance industry.

   Top FFELP loan servicers(1)

   ---------------------------------------------------------------------
   Rank   Manager                                      Outstanding ($bn)
   ---------------------------------------------------------------------
     1    Sallie Mae                                               $87.9
   ---------------------------------------------------------------------
     2    Nelnet                                                    18.9
   ---------------------------------------------------------------------
     3    AES (PHEAA)                                               16.9
     4    ACS (formerly reported under AFSA)                        15.7
     5    Great Lakes Education Loan Services                       15.6
     6    CitiBank                                                  14.2
          Others                                                    44.6
           Industry Total                                         $213.8
   ---------------------------------------------------------------------

   Top loan holders(2)

   -------------------------------------------------
   Rank   Manager                  Outstanding ($bn)
   -------------------------------------------------
     1    Sallie Mae                           $75.6
     2    Citibank                              20.0
   -------------------------------------------------
     3    Nelnet                                 9.9    $11.2 billion
   -------------------------------------------------
     4    First Union                            9.7
     5    Wells Fargo                            7.6
     6    Brazos                                 5.5
     7    College Loan Corp                      4.5
     8    PHEAA                                  4.1
     9    Southwest Student Svcs                 3.2
    10    MOHELA                                 2.8
   -------------------------------------------------

   Top loan originators(3)

   -------------------------------------------------
   Rank   Manager                              ($bn)
   -------------------------------------------------
     1    Bank One                             $3.32
     2    Sallie Mae                            3.16
     3    Citibank                              3.00
     4    JP Morgan Chase                       2.47
   -------------------------------------------------
     5    Nelnet                                2.34
   -------------------------------------------------
     6    Bank of America                       2.16
     7    Wells Fargo                           2.04
     8    Wachovia Bank                         1.78
     9    National City Bank                    1.38
    10    U.S. Bank                             1.03
   -------------------------------------------------

(1) Source: SLSA Servicing Volume Survey, December 31, 2003
(2) Source: Nelnet and DOE as of September 30, 2003
(3) Source: Nelnet and DOE as of September 30, 2003; Includes Nelnet franchise affiliated partners

[GRAPHIC OMITTED]

Fundamental value
Remarks by Chief Financial Officer
Terry Heimes

                                                                          [LOGO]

                                                                          [LOGO]

[GRAPHIC OMITTED]

Condensed consolidated balance sheets
December 31, 2001, 2002, and 2003
--------------------------------------------------------------------------------
(Dollars in thousands)

                                                           2001           2002          2003
                                                       -----------------------------------------
Assets:
Student loans receivable, net                          $ 7,423,872    $ 8,559,420    $10,455,442
Cash, cash equivalents, and investments                    371,704        784,197      1,013,374
Other assets                                               338,984        422,966        462,693
                                                       -----------------------------------------

         Total assets                                    8,134,560      9,766,583    $11,931,509
                                                       =========================================

Liabilities:
Bonds and notes payable                                  7,926,362      9,447,682    $11,366,458
Other liabilities                                          145,012        209,779        259,562
                                                       -----------------------------------------

         Total liabilities                               8,071,374      9,657,461     11,626,020
                                                       -----------------------------------------

Shareholders' equity:
Common stock:
         Class A                                               309            309            396
         Class B                                               140            140            140
Additional paid-in capital                                  37,499         37,891        206,831
Retained earnings                                           25,238         70,782         97,885
Accumulated other comprehensive income                          --             --            237
                                                       -----------------------------------------

         Total shareholders' equity                         63,186        109,122        305,489
                                                       -----------------------------------------

         Total liabilities and shareholders' equity    $ 8,134,560    $ 9,766,583    $11,931,509
                                                       =========================================

[GRAPHIC OMITTED]

Condensed consolidated balance sheets
December 31, 2001, 2002, and 2003

                                              2001              2002              2003              March-04
                                        ---------------------------------------------------------------------
Student loans receivable, net           $    7,423,872    $    8,559,420    $   10,455,442     $   11,206,609
         Year or year growth %                                     15.30%            22.15%             7.18%

Total assets                            $    8,134,560    $    9,766,583    $   11,931,509     $   12,628,567
         Year or year growth %                                     20.06%            22.17%             5.84%

Equity                                  $       63,186    $      109,122    $      305,489     $      314,637
         Equity as % of total assets              0.78%             1.12%             2.56%              2.49%

                                                                          [LOGO]

[GRAPHIC OMITTED]

                                                            2001          2002          2003
                                                         -------------------------------------
Interest income:
Loan interest, excluding variable-rate floor income      $ 303,122     $ 410,414     $ 416,587
Variable-rate floor income                                  29,900        49,800        12,830
Amortization of loan premiums                              (14,569)      (55,065)      (69,316)
Investment interest                                         16,794        20,759        15,203
                                                         -------------------------------------

         Total interest income                             335,247       425,908       375,304

Interest expense:
Interest on bonds and notes payable                        220,682       235,008       196,692
                                                         -------------------------------------

Net interest income                                        114,565       190,900       178,612
Less provision for loan losses                               3,925         5,587        11,475
                                                         -------------------------------------

         Net interest income after provision
            for loan losses                                110,640       185,313       167,137
                                                         -------------------------------------

Other income:
Loan servicing and other fee income                         93,172       103,899        99,294
Software services and other income                           7,713        21,909        19,398
Derivative market value adjustment                          (2,962)         (579)       (1,170)
                                                         -------------------------------------

         Total other income                                 97,923       125,229       117,522
                                                         -------------------------------------

Operating expenses:
Salaries and benefits                                       77,370       106,874       124,273
Other expenses                                              99,897       105,234       101,222
Amortization of intangible assets                           18,769        22,217        12,766
                                                         -------------------------------------

         Total operating expenses                          196,036       234,325       238,261
                                                         -------------------------------------

         Net income before taxes                            12,527        76,217        46,398

Income tax expense                                           5,380        27,679        19,295
                                                         -------------------------------------

         Net income                                      $   7,147     $  48,538     $  27,103
                                                         =====================================

                                                                          [LOGO]

[GRAPHIC OMITTED] Fundamental value

      Is the concept by which we will encourage our shareholders to evaluate their investment in Nelnet over the long-term.

We believe the following are critical to our value calculation:

      o     Variable rate floor income

      o     The amortization of premium and identifiable intangible assets

      o     Mark-to-market adjustments on derivatives

                                                                          [LOGO]

[GRAPHIC OMITTED]

Condensed consolidated income statements
For the years ended December 31, 2001, 2002, and 2003
--------------------------------------------------------------------------------
(Dollars in thousands)

                                               2001         2002         2003
                                             ----------------------------------

Net Income                                   $  7,147     $ 48,538     $ 27,103
                                             ==================================
         EPS, (annualized for 04)

Other analysis data
Variable rate floor income                    (29,900)     (49,800)     (12,800)
Amortization of intangible assets              18,800       22,200       12,800
Derivative market value adjustment              3,000          600        1,200
Non-recurring costs                            (2,800)      (5,100)      10,300
                                             ----------------------------------
         Total other items                    (10,900)     (32,100)      11,500
         Tax effect                             4,142       12,198       (4,370)
                                             ----------------------------------
         Total other income                    (6,758)     (19,902)       7,130
                                             ==================================

Net income excluding other data items        $    389     $ 28,636       34,233
                                             ==================================
     Year or year increase                                                19.55%

                                                                          [LOGO]

[GRAPHIC OMITTED]

Nelnet
Detail of student loans receivable

                                                     December 31,                                           March 31
                                                   ------------------------------------------------------------------
                             2001           %           2002           %           2003           %           2004               %
                        -----------------------------------------------------------------------------------------------------------
                                                   (dollars in thousands)
FFELP
Stafford                $  4,947,316      66.6%    $  4,983,021      58.2%    $  4,901,289      46.9%    $  4,821,308          43.0%
PLUS/SLS                $    335,083       4.5%    $    313,100       3.7%    $    249,217       2.4%    $    258,406           2.3%
Consolidation           $  1,923,896      25.9%    $  3,033,607      35.4%    $  5,073,081      48.5%    $  5,894,594          52.6%
Non-FFELP
Private Loans           $     60,760       0.8%    $     74,660       0.9%    $     91,287       0.9%    $     91,557           0.8%
                        ----------------------     --------------------------------------------------------------------------------

      Total             $  7,267,055      97.9%    $  8,404,388      98.2%    $ 10,314,874      98.7%    $ 11,065,865          98.7%

Unamortized Premiums    $    167,059       2.3%    $    167,032       2.0%    $    156,594       1.5%    $    157,367           1.4%
Allowance - FFELP       $     (9,278)     -0.1%    $     (9,970)     -0.1%    $    (10,795)     -0.1%    $    (11,225)         -0.1%
Allowance - private     $       (964)      0.0%    $     (2,030)      0.0%    $     (5,231)     -0.1%    $     (5,398)          0.0%

                        ----------------------     --------------------------------------------------------------------------------
      Net               $  7,423,872     100.0%    $  8,559,420     100.0%    $ 10,455,442    100.0%    $ 11,206,609          100.0%
                        ======================     ================================================================================

                                                                          [LOGO]

[GRAPHIC OMITTED]

Nelnet
Detail of student loans receivable

                                                  December 31,                         March 31
                                                                                    -------------
                                   2001              2002              2003              2004
                              -------------------------------------------------------------------
Consolidation                 $   1,923,896     $   3,033,607     $   5,073,081     $   5,894,594
      % of total portfolio             25.9%             35.4%             48.5%             52.6%

Unamortized premiums          $     167,059     $     167,032     $     156,594     $     157,367
                                       2.30%             2.00%             1.50%             1.40%

                                                                          [LOGO]

[GRAPHIC OMITTED]

Nelnet Inc.
Portfolio composition

Fixed borrower               Borrower           Variable               Current
    rate % bucket              WAC            trigger rate*            balance
    -------------              ---            -------------            -------

     4.0 - 4.5                4.20%              1.55%               $ 1,025,000
     4.5 - 5.0                4.72%              2.10%                   510,000
     5.0 - 5.5                5.10%              2.50%                   145,000
     5.5 - 6.0                5.69%              3.05%                   170,000
     ---------------------------------------------------------------------------
     6.0 - 6.5                6.21%              3.60%                   300,000
     6.5 - 7.0                6.71%              4.10%                   375,000
     7.0 - 8.0                7.52%              4.90%                   330,000
     Greater than 8           8.55%              5.90%                 1,085,000
     ---------------------------------------------------------------------------
                                                                     -----------

                                                                     $ 3,940,000
                                                                     ===========

* Variable trigger rate approximates the short-term rate at which the identified pool of loans becomes variable

                                                                          [LOGO]

[GRAPHIC OMITTED]

Nelnet fixed rate assets summary by current curve projections based on March 31, 2004 actuals
(dollars in thousands)

                                [GRAPH OMITTED]

                                   Q2/04         Q3/04         Q4/04         Q1/05         Q2/05         Q3/05         Q4/05
Fixed Rate Debt/Derivatives      2,000,000       900,000     1,100,000     1,050,000     1,000,000       950,000       500,000
Expected Fixed Rate Portfolio    3,900,000     2,800,000     2,300,000     2,100,000     1,900,000     1,900,000     1,600,000
Expected Libor Curve                  1.25%         1.69%         2.22%         2.68%         3.11%         3.49%         3.84%

                                                                          [LOGO]

[GRAPHIC OMITTED]

Nelnet Inc.
Portfolio composition
Fixed borrower               Borrower           Variable               Current
    rate % bucket              WAC            trigger rate*            balance
    -------------              ---            -------------            -------

     4.0 - 4.5                4.20%              1.55%               $ 1,025,000
     4.5 - 5.0                4.72%              2.10%                   510,000
     5.0 - 5.5                5.10%              2.50%                   145,000
     5.5 - 6.0                5.69%              3.05%                   170,000
     ---------------------------------------------------------------------------
     6.0 - 6.5                6.21%              3.60%                   300,000
     6.5 - 7.0                6.71%              4.10%                   375,000
     7.0 - 8.0                7.52%              4.90%                   330,000
     Greater than 8           8.55%              5.90%                 1,085,000
     ---------------------------------------------------------------------------
                                                                     -----------

                                                                     $ 3,940,000
                                                                     ===========


Nelnet fixed rate assets summary by current curve projections based on March 31, 2004 actuals
(dollars in thousands)

                                   Q2/04         Q3/04         Q4/04         Q1/05         Q2/05         Q3/05         Q4/05
Fixed Rate Debt/Derivatives      2,000,000       900,000     1,100,000     1,050,000     1,000,000       950,000       500,000
Expected Fixed Rate Portfolio    3,900,000     2,800,000     2,300,000     2,100,000     1,900,000     1,900,000     1,600,000
Expected Libor Curve                  1.25%         1.69%         2.22%         2.68%         3.11%         3.49%         3.84%

[GRAPHIC OMITTED]

Questions and discussion

                                                                          [LOGO]